UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

____________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2020

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UBER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Market Street, 4th Floor

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 612-8582

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

 ____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2020, the Board of Directors (the “Board”) of Uber Technologies, Inc. (the “Company”), appointed Ms. Amanda Ginsberg to the Board.

Ms. Ginsberg, 50, has served as Chief Executive Officer of Match Group, Inc. since 2017. Ms. Ginsberg is stepping down from this role, effective March 1, 2020. Prior to this role, Ms. Ginsberg served as CEO of Match Group Americas from 2015 to 2017, where she was responsible for the Match U.S. brand, Match Affinity Brands, OkCupid, PlentyOfFish, ParPerfeito and overall North and South American expansion. From 2006 to 2015, she served in several roles within Match Group Inc., including as the CEO of The Princeton Review from 2014 to 2015, where she expanded its services to include online services, including tutoring and college counseling for a new generation of students. Ms. Ginsberg has served on the board of directors of J.C. Penney Company, Inc. since 2015 and has served on the board of directors of Match Group, Inc. since December 2017. Ms. Ginsberg previously served on the board of directors of Care.com from 2012 to 2014.

Ms. Ginsberg was nominated to serve on the Company’s board of directors principally based on her extensive executive, operational, innovation and high-growth experience with consumer and digital companies and global company leadership, including serving as CEO of a leading provider of Internet-based dating products.

The Board will appoint Ms. Ginsberg to serve on the Audit Committee.

Ms. Ginsberg will participate in the Company’s previously disclosed compensation program for non-employee directors, pursuant to which she will receive (i) a $50,000 annual cash retainer and (ii) a grant of restricted stock units vesting December 31, 2020, with a fair value of $250,000, each as prorated for her partial year of service. She also will become entitled to a cash retainer in connection with her service on the Audit Committee.

There is no arrangement between Ms. Ginsberg and any person pursuant to which she was selected as director. Ms. Ginsberg has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Ms. Ginsberg is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 19, 2020

104	The cover page of this this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: February 19, 2020	By: /s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer